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                                                                    EXHIBIT 32.1




                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                         AND EXCHANGE ACT RULE 13a-14(b)

         In connection with the accompanying Form 10-K (the "Report") of Express Scripts, Inc. (the "Company") for the period ended December 31, 2003, I, Barrett
A. Toan, Chairman of the Board of Directors and Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Exchange Act Rule 13a-14(b) that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  February 24, 2004
                                            BY:     /s/ Barrett A. Toan
                                                -------------------------------
                                                 Barrett A. Toan
                                                 Chairman of the Board and
                                                 Chief Executive Officer
                                                 Express Scripts, Inc.


A signed original of this written statement required by Section 906 has been provided to Express Scripts, Inc. and will be retained by Express Scripts, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.